UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 14, 2006
NAVARRE CORPORATION
(Exact name of Registrant as specified in its charter)

Minnesota	000-22982	41-1704319

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7400 49th Avenue North, New Hope, MN 55428

(Address of principal executive offices)

Registrant’s telephone number, including area code: (763) 535-8333

Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
On November 5, 2003, BCI Eclipse Company, LLC, a wholly-owned subsidiary of Navarre Corporation, entered into an employment agreement with Edward Goetz, the President of BCI. The term of this employment agreement was three years and was set to expire on November 4, 2006. On August 14, 2006, BCI and Mr. Goetz entered into an amendment to this employment agreement that provides for the term of the agreement to extend through May 4, 2007. All other terms and conditions of the employment agreement remain unchanged.
The foregoing summary is qualified in its entirety by the terms of Mr. Goetz’s employment agreement, as amended. A copy of the above-referenced amendment is attached hereto as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits. The following exhibit is filed with this document:

Exhibit
99.1	Amendment to Employment Agreement between BCI Eclipse Company, LLC and Edward Goetz

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVARRE CORPORATION
Dated: August 15, 2006	By:	/s/ J. Reid Porter
		Name:	J. Reid Porter
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Amendment to Employment Agreement between BCI Eclipse Company, LLC and Edward Goetz